UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2013

ASIA CARBON INDUSTRIES, INC.
 (Exact name of Registrant as specified in charter)

Maryland	333-167090	26-2895795
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Xi Gu Nan Street, Qing Xu County, Taiyuan City
Shanxi Province, People’s Republic of China, 030407
 (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 86-351-5966868

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐           Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange   Act   (17CFR240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2013, Mr. Michael Segal tendered his resignation letter to the Board of Directors of Asia Carbon Industries, Inc., a Maryland corporation (the “Corporation”), to resign from his position as a director of  the Corporation, effective as of the same day.

Mr. Segal’s resignation as a director was not a result of any disagreement with the Corporation on matters relating to its operations, policies or practices.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2013

ASIA CARBON INDUSTRIES, INC.

By:	/s/ Guoyun Yao
Name: Guoyun Yao
Title: Chairman and Chief Executive Officer